UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 31, 2020
_____________________________________________________________________________________

ORION ENGINEERED CARBONS S.A.
(Exact name of registrant as specified in its charter)

Grand Duchy of Luxembourg	001-36563		00-0000000
(State or other jurisdiction of incorporation)	(Commission file number)		(IRS Employer Identification No.)

4501 Magnolia Cove Drive Suite 106	Houston,	Texas	77345
(Address of Principal Executive Offices)			(Zip Code)
(281) 318-2959
Registrant's telephone number, including area code
_____________________________________________________________________________________
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	OEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 27, 2020, the Company appointed Bob Hrivnak to serve as its new Chief Accounting Officer (CAO). Mr. Hrivnak succeeds André Schulze Isfort, who served as the Company’s CAO since 2014.

Mr. Hrivnak has over 30 years of experience as an accomplished financial executive with an extensive track record for leading corporate finance and accounting control functions of public companies. A Certified Public Accountant who started his career as an auditor with KPMG, Bob joins the Company from Clearwater Paper Corp. (NYSE: CLW), a manufacturer of paper products based in Spokane, Washington, where he served as Chief Financial Officer and CAO. Immediately prior to Clearwater Paper Corp., Mr. Hrivnak held the position of CAO at Itron, Inc. (NASDAQ: ITRI), a global technology and services company for utilities and municipalities. He previously served as CAO and Chief Tax Officer at Education Management Corp., Assistant Corporate Controller at Fluor Corp. (NYSE: FLR) and as Senior Director, External Reporting and Global Consolidation at Tyco International. He holds a bachelor’s degree in business and accounting from Ohio State University and an MBA from the University of Wisconsin – Madison. Mr. Hrivnak will be primarily based in the Company’s Houston office.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated August 31, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION ENGINEERED CARBONS S.A.

Date: August 31, 2020	By	/s/ Lorin Crenshaw
Lorin Crenshaw
Chief Financial Officer